Exhibit A
                              AIRPLANES GROUP
                       Report to Certificateholders
                All numbers in US$ unless otherwise stated

        Payment Date: 15 April , 1997.
        Calculation Date: 09 April , 1997.

(i)     ACCOUNT ACTIVITY SUMMARY
        (Between Calculation Dates)
        ---------------------------
                                                                                                       Balance on
                                         Prior Balance                                              Calculation Date
                                           11-Mar-97           Deposits         Withdrawals              9-Apr-97
                                        --------------         --------         ------------       --------------------


            Lessee Funded Account                   0.00               0.00            (0.00)                   0.00
            Expense Account
             (note ii)                     10,319,462.29       6,554,322.23   (11,766,273.00)           5,107,511.52
            Collection Account
             (note iii)                   239,404,149.29      58,656,554.26   (58,832,399.29)         239,228,304.26
             -  Miscellaneous
                 Reserve                   40,000,000.00                                               40,000,000.00
             -  Maintenance
                 Reserve                   80,000,000.00                                               80,000,000.00
             -  Security
                 Deposit                   60,571,750.00                                               60,571,750.00
             -  Other
                 Collections               58,832,399.29                                               58,656,554.26
                                          --------------      --------------   --------------          --------------
            Total                         249,723,611.58      65,210,876.49   (70,598,672.29)         244,335,815.78
                                          ==============      ==============   ==============         ==============



(ii)    ANALYSIS OF EXPENSE
        ACCOUNT ACTIVITY
        ---------------------------
            Balance on preceding
             Calculation Date
             (March 11,1997)               10,319,462.29
            Transfer from
             Collection
             Account
             (previous
             Payment Date)                  6,500,000.00

            Interest Earned
             during period                     54,322.23

            Payments during
             period
             between prior
             Calculation Date
             and the
             relevant Calculation
            Date:
             - Payments on previous
                Payment Date               (2,421,011.27)
             - Other payments              (9,345,261.73)
                                          --------------
                 Balance on relevant
                 Calculation Date
                 (April 09, 1997)           5,107,511.52


(iii)   ANALYSIS OF COLLECTION
         ACCOUNT ACTIVITY
        --------------------------
            Balance on preceding
             Calculation Date
            (March 11, 1997)              239,404,149.29
            Collections during
             period                        58,656,554.26
            Transfer to
             Expense Account
             (previous Payment
              Date)                        (6,500,000.00)
            Net transfer to
              Lessee Funded
              Accounts
            Aggregate Certificate
              Payments
              (previous Payment
               Date)                      (51,185,459.48)
            Swap payments
              (previous
               Payment Date)               (1,146,939.81)
                                          --------------
            Balance on relevant
              Calculation Date
              (April 09, 1997)            239,228,304.26


(iii)   ANALYSIS OF COLLECTION
        ACCOUNT ACTIVITY (Cont'd)
        ---------------------------------

        Included in Collections for the period
        are the proceeds from the sale of one
        DC 10-30 aircraft.

                      ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                      ------------------------------------------------------------------------------
                      Priority of Payments
                (i)   Required Expense Amount                                          18,307,610.95
               (ii)   a) Class A Interest                                              12,472,083.02
                      b) Swap Payments                                                    799,900.57
              (iii)   First Collection Account Top-up                                 120,000,000.00
               (iv)   Minimum Hedge Payment                                                     0.00
                (v)   Class A Minimum Principal                                                 0.00
               (vi)   Class B Interest                                                  1,898,998.39
              (vii)   Class B Minimum Principal                                         1,921,206.00
             (viii)   Class C Interest                                                  2,546,875.00
               (ix)   Class D Interest                                                  3,625,000.00
                (x)   Second Collection Account Top-up                                 60,554,298.00
               (xi)   Class A Principal Adjustment Amount                              22,209,843.85
              (xii)   Class C Scheduled Principal                                               0.00
             (xiii)   Class D Scheduled Principal                                               0.00
              (xiv)   Modification Payments                                                     0.00
               (xv)   Soft Bullet Note Step-up Interest                                         0.00
              (xvi)   Class E Minimum Interest                                                  0.00
             (xvii)   Supplemental Hedge Payment                                                0.00
            (xviii)   Class B Supplemental Principal                                            0.00
              (xix)   Class A Supplemental Principal                                            0.00
               (xx)   Class D Outstanding Principal                                             0.00
              (xxi)   Class C Outstanding Principal                                             0.00
             (xxii)   Class E Supplemental Interest                                             0.00
            (xxiii)   Class B Outstanding Principal                                             0.00
             (xxiv)   Class A Outstanding Principal                                             0.00
              (xxv)   Class E Accrued Unpaid Interest                                           0.00
             (xxvi)   Class E Outstanding Principal                                             0.00
            (xxvii)   Charitable Trust                                                          0.00
                                                                                   -----------------
          Total Payments with respect to Payment Date                                 244,335,815.78
                  Less Collection Account Top-Ups ((iii) and (x)above)               (180,554,298.00)
                                                                                   -----------------
                                                                                       63,781,517.78
                                                                                   =================

(iv)    PAYMENT ON THE CERTIFICATES
        (a)      FLOATING RATE CERTIFICATES                                     A-1              A-2                A-3
                 --------------------------------------------------       --------------   --------------     --------------
                 Applicable LIBOR                                               5.43750%         5.43750%           5.43750%
                 Applicable Margin                                              0.25000%         0.32000%           0.47000%
                 Applicable Interest Rate                                       5.68750%         5.75750%           5.90750%
                 Interest Amount Payable                                    3,894,357.64     3,478,489.58       2,379,409.72
                 Step Up Interest Amount                                            0.00             0.00               0.00

                 Opening Principal Balance                                850,000,000.00   750,000,000.00     500,000,000.00
                 Minimum Principal Payment Amount                                   0.00             0.00               0.00
                 Adjusted Principal Payment Amount                                  0.00             0.00               0.00
                 Supplemental Principal Payment Amount                              0.00             0.00               0.00
                 Total Principal Distribution Amount                                0.00             0.00               0.00
                 Redemption Amount
                  - amount allocable to principal                                   0.00             0.00               0.00
                  - premium allocable to premium                                    0.00             0.00               0.00
                 Outstanding Principal Balance (April 15, 1997)           850,000,000.00   750,000,000.00     500,000,000.00

                                                                                    A-4              A-5           Class B
                 --------------------------------------------------       ---------------    -------------     --------------

                 Applicable LIBOR                                                5.43750%         5.43750%           5.43750%
                 Applicable Margin                                               0.62000%         0.35000%           1.10000%
                 Applicable Interest Rate                                        6.05750%         5.78750%           6.53750%
                 Interest Amount Payable                                       975,930.56     1,743,895.52       1,898,998.39
                 Step Up Interest Amount                                             0.00             0.00               0.00

                 Opening Principal Balance                                 200,000,000.00   374,053,704.09     360,593,087.00
                 Minimum Principal Payment Amount                                    0.00             0.00       1,921,206.00
                 Adjusted Principal Payment Amount                                   0.00    22,209,843.85               0.00
                 Supplemental Principal Payment Amount                               0.00             0.00               0.00
                 Total Principal Distribution Amount                                 0.00    22,209,843.85       1,921,206.00
                 Redemption Amount
                  - amount allocable to principal                                    0.00             0.00               0.00
                  - premium allocable to premium                                     0.00             0.00               0.00
                 Outstanding Principal Balance (April 15, 1997)            200,000,000.00   351,843,860.24     358,671,881.00

        (b)      FIXED RATE CERTIFICATES                                       Class C         Class D
                 --------------------------------------------------       ---------------   --------------
                 Applicable Interest Rate                                         8.1500%         10.8750%
                 Interest Amount Payable                                    2,546,875.00     3,625,000.00

                 Opening Principal Balance                                375,000,000.00   400,000,000.00
                 Scheduled Principal Payment Amount                                 0.00             0.00
                 Redemption Amount
                  - amount allocable to principal                                   0.00             0.00
                  - amount allocable to premium                                     0.00             0.00
                 Pool Factors and scheduled dollar
                  amount for each class                                             0.00             0.00
                                                                          --------------   --------------
                 Outstanding Principal Balance (April 15, 1997)           375,000,000.00   400,000,000.00


        Table of rescheduled Pool Factors                                                             n/a        n/a
          in the event of a partial redemption

(v)     FLOATING RATE CERTIFICATE INFORMATION
         FOR NEXT INTEREST
         ACCRUAL PERIOD (Aggregate Amounts)
                                                             A-1             A-2             A-3           A-4          A-5
                                                          --------         --------       --------       --------     --------
                 Applicable LIBOR                         5.68750%         5.68750%       5.68750%       5.68750%     5.68750%
                 Applicable Margin                        0.25000%         0.32000%       0.47000%       0.62000%     0.35000%
                 Applicable Interest Rate                 5.93750%         6.00750%       6.15750%       6.30750%     6.03750%


                                                           Class B
                                                           -------

                 Applicable LIBOR                         5.68750%
                 Applicable Margin                        1.10000%
                 Applicable Interest Rate                 6.78750%

        (vi)     CURRENT PERIOD PAYMENTS
                  (Per $100,000
                  Initial Outstanding
                  Principal Balance
                  of Certificates)
                 -------------------------------


        (a)      FLOATING RATE CERTIFICATES
                 -------------------------------
                                                               A-1              A-2               A-3                A-4
                                                           ----------       ----------        ----------          ----------

                 Opening Principal Amount                    8,500.00         7,500.00           5,000.00           2,000.00
                 Total Principal Payments                        0.00             0.00               0.00               0.00
                                                           ----------       ----------        ----------          ----------
                 Closing Outstanding
                  Principal Balance                          8,500.00         7,500.00           5,000.00           2,000.00

                 Total Interest                                 38.94            34.78              23.79               9.76
                 Total Premium                                   0.00             0.00               0.00               0.00



                                                               A-5             Class B
                                                           ----------         ----------


                 Opening Principal Amount                    3,740.54         3,605.93
                 Total Principal Payments                      222.10            19.21
                                                           ----------       ----------
                 Closing Outstanding
                  Principal Balance                          3,518.44         3,586.72

                 Total Interest                                 17.44            18.99
                 Total Premium                                   0.00             0.00


        (b)      FIXED RATE CERTIFICATES
                 --------------------------------------------------

                                                             Class C         Class D
                                                            ----------      ----------

                 Opening Principal Amount                     3,750.00        4,000.00
                 Total Principal Payments                         0.00            0.00
                                                            ----------      ----------
                 Outstanding Principal Balance                3,750.00        4,000.00

                 Total Interest                                  25.47           36.25
                 Total Premium                                    0.00            0.00
